Exhibit 10.12
                             SETTLEMENT AGREEMENT


      THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 24 day of July, 1998, by and between: (i) THINK NEW IDEAS, INC., a Delaware corporation ("THINK") and SCOTT A. MEDNICK ("Mednick") (each, a "Party" and collectively, the "Parties") and (ii) X-CEED, INC., a New York corporation ("X-ceed") as to
Section 7(b) and Section 9 only.

                                  RECITALS:

      WHEREAS, THINK and Mednick are parties to a certain Settlement Agreement, effective May 15, 1998 (the "Settlement Agreement");

      WHEREAS, each of the Parties has alleged that the other Party has breached certain provisions of the Settlement Agreement, and THINK also has alleged that X-ceed may have assisted Mednick in wrongful conduct;

      WHEREAS, each Party disputes any and all allegations that such Party has breached the provisions of the Settlement Agreement, and X-ceed denies that it has engaged in wrongful conduct;

      WHEREAS, each Party hereto desires to resolve the matters in dispute under the Settlement Agreement upon mutually acceptable terms;

      WHEREAS, the Parties have therefore determined to amend the terms of the Settlement Agreement pursuant to the terms and conditions hereinafter set forth; and

      WHEREAS, THINK and Mednick have agreed not to pursue the legal remedies otherwise available to them in exchange for Mednick's and THINK's agreement to enter into, be bound by and to perform in accordance with the provisions hereof.

      NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements set forth herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the

Parties and X-ceed (as to Section 7(b) and Section 9 only), each intending to be legally bound, hereby agree as follows:

       1. PAYMENT UNDER SETTLEMENT AGREEMENT; HEALTH INSURANCE. From and after the date hereof, Mednick shall not be entitled to receive any further payment from THINK under Section 2(a) of the Settlement Agreement or otherwise and THINK shall have no further obligation of any kind whatsoever to make any further payment to Mednick pursuant thereto. Further, Mednick's right to participate in THINK's health insurance program under Section 2(b) of the Settlement Agreement shall terminate on July 24, 1999.

       2. PRESS RELEASE. Mednick shall cause X-ceed, within one (1) business day of the date hereof, to issue the press release attached hereto as Exhibit A.
Such press release shall be distributed to and through the same network of distribution which that certain press release issued by X-ceed on July 20, 1998 (the "X-ceed Press Release") was distributed. Mednick hereby represents that attached hereto as Exhibit B is a complete and accurate list of the network participants to and through which the X-ceed Press Release was distributed. Mednick shall provide, or cause X-ceed to provide, upon distribution of the new press release, written confirmation that the new press release has been distributed as required herein.

       3. REGISTRATION OF STOCK OPTIONS; VESTING OF STOCK OPTIONS.

             (a) REGISTRATION. Section 7(b) of the Settlement Agreement shall be hereby amended to provide that THINK shall cause the 20,000 shares of common stock of THINK (the "THINK Common Stock") underlying the options issued to Mednick as a director of THINK (the "Director Options") to be included in any registration statement (a "Registration Statement") filed on its behalf under the Securities Act of 1933, as amended, relating to the offer and sale by it of any of its securities solely for cash (other than on Form S-4 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale by Mednick of the Common Stock underlying the Director Options). THINK shall use its best efforts to file the Registration Statement as soon as practicable after the date hereof. In addition, THINK shall use its best efforts to use Form S-8 to fulfill its obligations hereunder and shall attempt to do so prior to the filing of a Registration Statement relating to an underwritten offering. The Parties acknowledge that in the event that the Registration Statement relates to an underwritten offering, the underwriter may limit the number of shares of such THINK Common Stock then owned by Mednick to be included in the Registration Statement. THINK represents that no shareholder of THINK Common Stock will be allowed to sell securities in said Registration Statement if Mednick is precluded from including his securities in said Registration Statement as a result of such underwriter's decision to limit the number of shares of such THINK Common Stock then owned by Mednick to be included in such offering. Further, in the event Mednick is excluded from participating in the foregoing offering, THINK will file a Registration Statement relating to the THINK Common Stock underlying the Director Options within six months of the effectiveness of the Registration Statement from which Mednick's securities were excluded. In the event that the foregoing offering is terminated, THINK will file a Registration Statement relating to the THINK Common Stock underlying the Director Options within sixty days of said termination.



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

             (b) VESTING. THINK hereby acknowledges that Section 7(b) of the Settlement Agreement remains in full force and Mednick may exercise the Eighty Thousand (80,000) options that were granted to him under the 1997 Stock Option Plan.

       4. TERMINATION OF RIGHTS AGREEMENT. Mednick hereby acknowledges that, pursuant the terms of the Settlement Agreement, Mednick was provided with the opportunity, in accordance with a certain rights agreement, effective as of May 15, 1998 (the "Rights Agreement"), to include the securities of THINK owned by him in a Registration Statement and declined such inclusion in writing. Therefore, it is hereby agreed that the Rights Agreement shall be terminated as of the date hereof, that THINK shall have no further obligation to Mednick whatsoever thereunder and that all references thereto in the Settlement Agreement shall be deleted.

       5.  TERMINATION  OF  NON-COMPETE  PROVISION;  DURATION  OF SECTION  6(b).
Section 6(a) of the Settlement Agreement containing the non-compete provision shall be hereby terminated. Section 6(b) of the Settlement Agreement shall terminate on December 31, 1998.

       6. TERMINATION OF CONSULTING AGREEMENT. It is hereby agreed that the consulting agreement, effective May, 15, 1998, between Mednick and THINK (the "Consulting Agreement") which was entered into in accordance with the Settlement Agreement shall be terminated as of the date hereof and Section 15 of the Settlement Agreement and all references to the Consulting Agreement set forth therein shall be hereby deleted.

       7.     MUTUAL RELEASE AND WAIVER.

          (a)  PARTIES  MUTUAL  RELEASE AND  WAIVER.  Except as provided  for in
Section 9, the Parties hereby release and waive any and all claims they may have against each other (including any claims Mednick may have against THINK its parents, subsidiaries, affiliates, predecessors and assigns, past or present, and each of them and its and their officers, directors, agents, servants and employees) from and against any and all rights, claims, demands, controversies, causes of action and liabilities of every kind and character whatsoever, known or unknown, in law or in equity, occurring prior to and including the date of the execution of this Agreement and in particular, but without limitation of the general terms herein. This release and waiver applies to any and all claims whether the claims are past or present, whether they arise from common law or statute. Mednick and THINK further agree and covenants that should any person, organization or other entity file, charge, claim, sue or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past, neither Party will seek or accept any personal relief in such civil action, suit or legal proceeding. Further, the Parties do hereby expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of ss. 1542 of the California Civil Code, which provides --

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."



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

and any and all provisions, rights and benefits of any similar state, federal, or other law, rule or regulation or the common law.

        (b) X-CEED AND THINK MUTUAL RELEASE AND WAIVER. Except as provided for in Section 9, THINK and X-ceed release and waive any and all claims they may have against each other, its parents, subsidiaries, affiliates, predecessors and assigns, past or present, and each of them and its and their officers, directors, agents, servants and employees, from and against any and all rights, claims, demands, controversies, causes of action and liabilities of every kind and character whatsoever, known or unknown, in law or in equity, occurring prior to and including the date of the execution of this Agreement and in particular, but without limitation of the general terms herein. This release and waiver applies to any and all claims whether the claims are past or present, whether they arise from common law or statute, or whether they arise directly or indirectly as a result of Mednick's activities. THINK and X-ceed each further agrees and covenants that should any person, organization or other entity file, charge, claim, sue or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past with regard to the matters described herein, neither will seek or accept any personal relief in such civil action, suit or legal proceeding. Further, THINK and X-ceed do hereby expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of ss. 1542 of the California Civil Code, which provides --

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

and any and all provisions, rights and benefits of any similar state, federal, or other law, rule or regulation or the common law.

       8. FINAL SETTLEMENT. The Parties hereby agree that this Agreement is in compromise and final settlement between the Parties of all disputed matters and constitutes full satisfaction of all claims made or which could be made of whatsoever kind or character which the Parties have or had against each other from the beginning of time.

       9. RETENTION OF CERTAIN CLAIMS. The Parties and X-ceed expressly acknowledge that this Agreement is in the nature of a settlement of claims and counterclaims which each either has or had against the other for legal and equitable relief. The Parties and X-ceed acknowledge further, however, that each expressly retains, and does not waive, any and all of its or his rights relative to equitable and/or legal relief under this Agreement and the Settlement Agreement, as amended hereby.

       10. NON-DISPARAGEMENT. The Parties represent, agree, covenant and promise that they will refrain from disparaging each other in connection with Mednick's departure, the Settlement Agreement and this Agreement.



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

       11. CONFIDENTIALITY. Section 14(b) of the Settlement Agreement is hereby renumbered Section 14(d) and Section 14(a) and Section 14(a)(i) of the Settlement Agreement shall be hereby deleted and the following provisions shall replace such deleted provisions from the date hereof:

          (A) ACKNOWLEDGMENT. The parties recognize that: (i) it is fundamental to the business and operation of THINK to preserve the confidential information (defined below) of THINK; and (ii) the disclosure of any of such confidential information to a competitor of think would be beneficial to such competitors and detrimental to THINK, by reason of his being an employee of THINK, in the course of his employment, Mednick had access to, and obtained confidential information. Therefore, except as provided below, for a period of one (1) year from July 24, 1998, Mednick hereby agrees that he shall keep secret and retain in strict confidence, and shall not use, disclose to others, or publish any confidential information.

          (b) CONFIDENTIAL INFORMATION DEFINED. For purposes of this Agreement, this term Confidential Information shall mean:

                        (i) trade secrets concerning (A) technologies used in the business of THINK, including such items as product specifications, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, and inventions, (B) information system technologies used in the business of THINK, including such items as computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, composition, improvements, devices, know-how, inventions, designs, methods and information); and

                        (ii)  historical   financial   statements,   financial
projections and budgets, historical and projected sales, capital spending budgets and plans, price lists, market studies, written business plans, customer lists and personnel training materials.

          (c) NON-CONFIDENTIAL INFORMATION. Confidential Information shall not include information that:

                        (i) is or becomes part of the public domain through no fault or breach on the part of Mednick;

                        (ii) is subsequently rightfully obtained by Mednick from a third party who has the legal right to disclose it, without an obligation to keep such information confidential;

                        (iii) is approved for public release by THINK; or



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

                        (iv) is required to be  disclosed  by judicial  action
provided  that  Mednick  has  first  given  THINK  reasonable   notice  of  such
requirement and reasonably cooperates with THINK in seeking confidential treatment for any such disclosure.

       12. JOINT PREPARATION. This Agreement was jointly prepared by THINK and Mednick and is not to be construed against either Party. Should any provision of this Agreement be found to be illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision shall immediately become null and void leaving the remainder of this Agreement in effect.

      13. GOVERNING LAW. This agreement and any disputes or questions of interpretation arising hereunder shall be resolved by applying the laws of the state of california, excluding its conflict of laws principles.

      14. REPRESENTATIONS OF PARTIES. IN EXECUTING THIS AGREEMENT, THE PARTIES HEREBY REPRESENT THAT:

             (a)   THEY HAVE COMPLETELY AND CAREFULLY READ THIS AGREEMENT;
             (b)   THEY HAVE CONSULTED ATTORNEYS CONCERNING THIS AGREEMENT;
             (c) THEY KNOW AND UNDERSTAND THE CONTENTS OF THIS AGREEMENT, AND THAT THE TERMS OF THIS AGREEMENT ARE FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED THEREBY;
             (d) THEY HAVE SIGNED THIS AGREEMENT IN EXCHANGE FOR THE CONSIDERATION DESCRIBED HEREIN WHICH THEY ACKNOWLEDGES IS ADEQUATE AND SATISFACTORY TO EACH PARTY;
             (e) OTHER THAN THE CONSIDERATION SET FORTH HEREIN, NO PROMISES OR REPRESENTATIONS OF ANY KIND HAVE BEEN MADE THERETO;
             (f)   THEY  EXECUTE  THIS  AGREEMENT  AS THEIR  OWN FREE ACTS AND
DEEDS; AND
             (g) THIS AGREEMENT WAS ENTERED INTO WITHOUT FRAUD, DURESS, OR COERCION.

      15. SEVERABILITY. The provisions of this agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.



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

       16. COUNTERPARTS. This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       17. ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement between of the Parties with respect to the subject matter hereof and thereof. This Agreement may not be amended, changed, modified or discharged, nor may any provision hereof be waived, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

       18. NOTICES. All notices, request, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if physically delivered, delivered by express mail or other expedited service or upon receipt if mailed, postage prepaid, via first class mail as follows:

            (a)   To the Company:         THINK New Ideas, Inc.
                                          45 West 36th Street
                                          12th Floor
                                          New York, NY 10018
                                          Attention:  President

                  With an additional copy
                  by like means to:       Kirkpatrick & Lockhart LLP
                                          1800 Massachusetts Ave., N.W.
                                          Washington, D.C.  20036
                                          Attn:  Lawrence Coe  Lanpher

            (b)   To the Mednick:         Mr. Scott Mednick
                                          7972 Mulholland Drive
                                          Los Angeles, California  90046

                  With an additional copy
                  by like means to:       Riordan & McKinzie
                                          California Plaza
                                          300 South Grand Ave.
                                          29th Floor
                                          Los Angeles, California  90071
                                          Attn:  Jeffrey L. Glassman

            (c)   To X-ceed:              X-ceed, Inc.
                                          488 Madison Avenue
                                          3rd Floor
                                          New York, New York 10022
                                          Attention: President



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and/or to such  other  persons  and  addresses  as any party  hereto  shall have specified in writing to the other.

      19. ASSIGNABILITY. This agreement shall not be assignable by Mednick but shall be binding upon and shall inure to the benefit of his heirs, executors, administrators and legal representatives. This agreement shall be assignable by think to any affiliate, subsidiary or division thereof and to any successor in interest; provided, however, such assignment shall not relieve think of any of its obligations hereunder.

      20. WAIVER AND FURTHER AGREEMENT. Any waiver of any breach of any terms or conditions of this agreement shall not operate as a waiver of any other breach of such terms or conditions as any other term or condition hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. Each of the parties agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this agreement.

       21. HEADINGS OF NO EFFECT. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.



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            IN WITNESS  WHEREOF,  the Parties have executed this Agreement as of the date first above written.

                                    THINK NEW IDEAS, INC.

                                    By:    /s/ Ronald Bloom
                                          ----------------------------
                                    Name: RONALD BLOOM
                                    Its: CHIEF EXECUTIVE OFFICER




                                           /s/ Scott Mednick
                                          ----------------------------
                                            Scott A. Mednick



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As to Section 7(b) and Section 9 only:


                                    X-CEED, INC.

                                    By:    /s/ Werner Haase
                                          ----------------------------
                                    Name: WERNER HAASE
                                    Its:  CHIEF EXECUTIVE OFFICER








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                                  EXHIBIT A
                                PRESS RELEASE

                             [X-ceed Letterhead]

Scott Mednick, Chairman of X-ceed, issued the following statement:

"On May 15, 1998, I left THINK New Ideas, Inc., a company that I helped to found. Leaving was a difficult decision. However, at that time it was my desire to pursue more fully my many charitable endeavors. My duties at THINK and my day-to-day involvement in the business precluded me from pursuing that goal."

"Very recently, I was presented with a challenging opportunity to consider joining X-ceed. This was a new opportunity - one that I had not considered until well after I left THINK. I decided to accept this wonderful opportunity. Of course, I will devote time to charitable endeavors."

"I look forward to being a part of X-ceed and its exciting future. I look forward as well to the future potential to work with THINK, particularly the possibility of using some of its state of the art technologies such as E corp., Moat, and Web Mechanic. I am enthusiastic about the incredible future of interactive communications and look forward to the tremendous opportunity at X-ceed as well as exploring a continuation of a relationship with THINK."

EXHIBIT B
PRESS RELEASE DISTRIBUTION LIST

      New York Times, Wall Street Journal, Silicon Alley Reporter, @ New York, Business 2.0, CNN fn., Dow Jones business wire, Associated Press, Reuters.